January 8, 2025

Supplement

SUPPLEMENT DATED JANUARY 8, 2025 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

Morgan Stanley U.S. Government Money Market Trust, dated May 30, 2024
(the "Fund")

The Fund will be open for business (and shares of the Fund can be purchased and redeemed) on January 9, 2025. However, the Fund will close early on January 9, 2025, consistent with its standard early cut-off time for when the Securities Industry and Financial Markets Association recommends that the bond markets close early. The Fund's standard early cut-off time is 3:00 p.m. Eastern time.

Please retain this supplement for future reference.

MSUSGMMTPSUMPSPT 1/25